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                                                                  EXHIBIT 10.3
                        EQUITY SUBSCRIPTION AGREEMENT


            THIS AGREEMENT is made as of March 30, 1998 by and among GLOBAL VACATION GROUP, IN(c) (formerly Allied Bus Corp.), a New York corporation (the "COMPANY"), and RALPH M. CALIRI ("CALIRI") and WILLIAM W. WEBBER ("WEBBER") (collectively, the "PURCHASERS" and each individually a "PURCHASER"). Except as otherwise indicated, capitalized terms used herein are defined in Section
7 hereof.

            The parties hereto agree as follows:

            1     AUTHORIZATION OF STOCK.  The Company has authorized the
issuance and sale to the Purchasers of an aggregate of (i) 450 shares of its Preferred Stock, $1,000 par value per share (the "PREFERRED"), and (ii) 5,000 shares of its Common Stock, $.01 par value per share (the "COMMON"). The Preferred and the Common are collectively referred to herein as the "STOCK."

            2     PURCHASE AND SALE OF THE STOCK.  The parties will execute
and deliver counterparts of this Agreement and the Joinder to the Shareholders Agreement (as defined in Sections 3(d) and 3(e) below) on March 30, 1998. The subscription by the Purchasers will occur at a closing ("CLOSING") to be held on that same date. At the Closing, the Company will sell to the Purchasers and, subject to the terms and conditions set forth herein, the Purchasers will purchase from the Company, an aggregate of (i) 450 shares of Preferred at a price of $1,000 per share and (ii) 5,000 shares of Common at a price of $10 per share (in the aggregate, a total price of $500,000). The allocation of the purchase of the Stock among each of the Purchasers is set forth in Exhibit A hereto. The Closing of the purchase and sale of the Stock will be effected by exchange of documents, certificates and agreements, by air courier, telefax or other means satisfactory to the parties. At the Closing, the Company will issue and deliver to the Purchasers certificates evidencing the Stock to be purchased by the Purchasers, registered in each Purchaser's name, against payment of the purchase price therefor by check or wire transfer of funds in the amount set forth for each Purchaser in Exhibit A hereto.

            3     CONDITIONS OF THE PURCHASERS' OBLIGATION AT THE CLOSING.
The obligation of the Purchasers to purchase and pay for the Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

                 (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 6 hereof will be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.



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                  (b)    CERTIFICATE OF INCORPORATION.  The Company's
Certificate of Incorporation (the "CHARTER") in the form of Exhibit B as filed with the State of New York will be in full force and effect at the Closing and will not have been further amended or modified.

                  (c) EQUITY PURCHASE AGREEMENT. The Equity Purchase Agreement dated March 30, 1998 (the "EQUITY PURCHASE AGREEMENT") among the Company, Thayer Equity Investors, III, L.P. ("THAYER III") and each of the other Persons set forth in the Schedule of Purchasers attached thereto, will be in full force and effect and will not have been amended or modified as of the Closing.

                  (d) SHAREHOLDERS AGREEMENT. The Company, Thayer III, and the other shareholders of the Company are parties to that certain
Shareholders Agreement dated March 30, 1998, in form and substance substantially similar to Exhibit C attached hereto (the "SHAREHOLDERS AGREEMENT"), and the Shareholders Agreement as so amended will be in full force and effect as of the Closing.

                  (e) PROCEEDINGS. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be satisfactory in form and substance to the Purchasers.

            4     TRANSFER OF RESTRICTED SECURITIES.

                  (a)    Restricted Securities are transferable pursuant to
(i) public offerings registered under the Securities Act, (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available and (iii) subject to the conditions specified in
Section 4(b) below, any other legally available means of transfer.

                  (b) In connection with the transfer of any Restricted Securities (other than a transfer described in Section 4(a)(i) or (ii) above), the holder thereof will deliver written notice to the Company describing the transfer or proposed transfer, together with an opinion of Hogan & Hartson, LLC or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Hogan & Hartson, LLC or such other counsel that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 8(a). If the Company is not required to deliver such new certificates for such Restricted Securities, the holder thereof will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 4(b) and Section 8(a).

            5     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.  Each of
the Purchasers represents and warrants to the Company that he or she is purchasing and will



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purchase the Stock for his or her own account, with no present intention of distributing or reselling the Stock or any part thereof, and that he or she is prepared to bear the economic risk of retaining the Stock for an indefinite period, all without prejudice, however, to his or her right at any time, in accordance with this Agreement, lawfully to sell or otherwise dispose of all or any part of the Stock held by him or her. Each of the Purchasers also represents and warrants that he or she is an accredited investor, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that he or she has had the opportunity to ask questions of the Company's management with respect to his or her investment. Each of the Purchasers agrees that if, and to the extent, he or she elects to sell the Stock, he or she will do so in compliance with the provisions and requirements of the Securities Act and applicable state securities laws. Each of the Purchasers further represents that he or she has full authority to enter into the transactions contemplated by this Agreement and to perform his or her obligations hereunder.

            6     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  As a
material inducement to the Purchasers to enter into this Agreement and purchase the Stock, the Company hereby represents and warrants that:

                  (a) ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is qualified to do business in every jurisdiction in which the failure so to qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results or business prospects of the Company. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's Charter and bylaws that have been furnished to the Purchasers' counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

                  (b)    CAPITAL STOCK AND RELATED MATTERS.

                        (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company will consist of (A) 100,000 shares of Preferred, of which 27,439.64 shares will be issued and outstanding, and (B) 6,000,000 shares of Common, of which 615,174.37 shares will be issued and outstanding. As of the Closing, the Company will not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock, nor will it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock, except as described in the Equity Purchase Agreement. As of the Closing, the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock, except pursuant to its Charter and the Management Agreements with each of Roger Ballou ("BALLOU"), Raymond Lewis ("LEWIS") and Walter Berman




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            ("BERMAN").  As of the Closing, all of the outstanding shares of the Company's capital stock will be validly issued, fully paid and nonassessable.

                        (ii) Except as provided in the Equity Purchase Agreement, there are no statutory or contractual shareholders preemptive rights with respect to the issuance of the Stock hereunder. Based in part on the investment representations of the Purchasers in Section 5 above, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of the Stock, and the offer, sale and issuance of the Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements among the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs other than the Equity Purchase Agreement, the Shareholders Agreement, the Registration Agreement or the Management Agreements with Ballou, Lewis and Berman.

                  (c) SUBSIDIARIES. The Company does not own or hold any rights to acquire any shares of stock or any other security or interest in any other Person, other than Haddon Holidays, In(c) following the consummation on March 30, 1998 of the Company's acquisition thereof.

                  (d) AUTHORIZATION; NO BREACH. The execution, delivery and performance of this Agreement, the Registration Agreement, the Shareholders Agreement, and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement and each of the Registration Agreement, the Shareholders Agreement, the Charter and the other agreements contemplated hereby constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Registration Agreement, the Shareholders Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Stock hereunder, and fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Charter or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

                  (e) BROKERAGE. There are no claims against the Company for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company.



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                  (f)   GOVERNMENTAL CONSENT, ETC. No permit, consent,
approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transaction contemplated hereby or thereby.

                  (g) COMPLIANCE WITH LAWS. The Company is not in violation of any law or any regulation or requirement which violation might reasonably be expected to have a material adverse effect upon the financial condition, operating results or business prospects of the Company and the Company has not received notice of any such violation.

                  (h) DISCLOSURE. Neither this Agreement nor any of the schedules, attachments, written statements, documents, certificates or other items prepared or supplied to the Purchasers by or on behalf of the Company with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to the Purchasers in writing and of which any of its officers, directors or executive employees is aware and which could reasonably be anticipated to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer relations, employee relations or business prospects of the Company.

                  (i) CLOSING DATE. The representations and warranties of the Company contained in this Section 6 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Company to any Purchasers will be true and correct in all material respects on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

            7     DEFINITIONS.  For the purposes of this Agreement,  the
following terms have the meanings set forth below:

                  "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                  "RESTRICTED SECURITIES" means the Stock issued hereunder, and any securities issued with respect thereto by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale and have actually been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 8(a) have been delivered by the Company in accordance with
Section 4(b). Whenever any particular securities cease to be Restricted Securities, the



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holder thereof will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 8(a).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  "SUBSIDIARY" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

            8     MISCELLANEOUS.

                  (a) RESTRICTIVE LEGEND. Each certificate for Restricted Securities will be imprinted with a legend in substantially the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Equity Subscription Agreement, dated as of March 30, 1998, by and between the issuer (the "COMPANY") and a certain investor, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions will be furnished by the Company to the holder hereof upon written request and without charge.

                  (b) SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein or in any instruments of transfer or assignment, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any subsequent holder of such Stock.

                  (c) COUNTERPARTS. This Agreement may be executed simultaneously in counterparts, both of which need not contain the signatures of more than one party, but both such counterparts taken together will constitute one and the same Agreement.

                  (d) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


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                  E.    GOVERNING LAW.  This Agreement will be governed by
the internal law, and not the law of conflicts, of the State of New York.

                  F. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, or sent by telex or facsimile transmission, or sent by receipted air courier, or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to the Company and the Purchasers at the address indicated below:

                  Notice to the Company

                        Global Vacation Group, In(c)
                        c/o Thayer Capital Partners
                        1455 Pennsylvania Avenue, N.W., Suite 350
                        Washington, D.C.  20004
                        Attention:     Chris Temple
                                       Daniel Raskas
                        Telephone No.: (202) 371-0150
                        Facsimile No.: (202) 371-0391


                  Notice to the Purchasers

                        To each Purchaser at the address of each Purchaser set forth on the signature page hereto.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first written above.


                                    GLOBAL VACATION GROUP, INC.



                                    By:  /s/ Raymond Lewis
                                    -------------------------------------
                                    Raymond Lewis
                                    President and Chief Operating Officer



                                    PURCHASERS:



                                    /s/  Ralph M. Caliri
                                    -------------------------------------
                                    Ralph M. Caliri
                                    ADDRESS:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------


                                    /s/ William W. Webber
                                    -------------------------------------
                                    William W. Webber
                                    ADDRESS:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------



The Exhibits to this Equity Subscription Agreement are not included with this Registration Statement on Form S-1. Global will provide these exhibits and schedules upon the request of the Securities and Exchange Commission.




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